UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 29, 2004

                            CAPITAL CORP OF THE WEST
               (Exact Name of Registrant as Specified in Charter)

          California                 0-27384                    77-0147763
(State or Other Jurisdiction     (Commission File             (IRS Employer
      of Incorporation)              Number)                Identification No.)

                 550 West Main Street, Merced, California 95340
               (Address of Principal Executive Offices) (Zip Code)

                                 (209) 725-2200
              (Registrant's telephone number, including area code)

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On March 29, 2005, Capital Corp of the West (Nasdaq: CCOW) announced that its board of directors had declared a nine for five split for shareholders of record as of April 8, 2005, payable on April 29, 2005. A copy of the press release related to this split announcement appears as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.
 Not Applicable

(b) Pro Forma Financial Information.
Not Applicable

(c) Exhibits
99.1 Copy of press release, dated March 29, 2005, issued by Capital Corp of the West.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Capital Corp of the West
                                                ------------------------
                                                      (Registrant)


Dated: March 29, 2005                           By /s/ David A. Curtis
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                                                   David A. Curtis
                                                   Vice President and Controller